EATON VANCE
                              INFORMATION AGE FUND
                            Supplement to Prospectus
                                      dated
                                 January 1, 1999

The following replaces the third paragraph on page 2 of the prospectus:

The Information Age Fund's investment objective is to seek long-term capital growth. The Fund invests primarily in common stocks of information age companies expected to grow in value. Approximately 40% to 60% of total assets will be invested in foreign securities, including securities issued by companies in emerging markets. The Fund invests in companies with a broad range of market capitalizations, including smaller companies. Because of the dynamic nature of many portfolio companies, trading may be more frequent than mutual funds focusing only on established companies located in only one country. The Fund does not concentrate (that is, invest 25% or more of its assets) in any one industry.



March 16, 1999                                                         1/1COMBPS